FARMOUT PARTICIPATION AND OPTION AGREEMENT

FORT ST. JOHN AREA, BRITISH COLUMBIA

THIS AGREEMENT is made this 12th day of October, 2006

Between:

TERRA ENERGY CORP., a body corporate having an office in the City of Calgary, In the Province of Alberta (hereinafter referred to as “Farmor Participant”)

- and -

REGAL ENERGY LTD., a body corporate having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as “Regal”)

-and-

PATCH ENERGY INC., a body corporate having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as (“Patch”)

-and-

PARK PLACE ENERGY INC., a body corporate having an office in the City of Vancouver in the Province of British Columbia (hereinafter referred to as (“Park Place”)

Whereas Regal, Patch and Park Place are hereinafter collectively referred to as (“Farmee”);

Whereas Farmor Participant is the beneficial owner of certain lands (“Farmout Lands”) as more particularly described in Schedule “A” attached hereto and Farmee wishes to earn an interest in these lands;

Whereas the following reflects the terms upon which Farmor Participant is prepared to Farmout a portion of its interests in the Farmout Lands and Farmee is prepared to earn an interest in those Farmout Lands.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties have agreed as follows:

1.	DEFINITIONS

Each capitalized term used in this Agreement will have the meaning given to it in the Farmout & Royalty Procedure (as hereinafter defined) and, in addition:

	(a)	“Assignment Procedure” means the 1993 CAPL Assignment Procedure which is incorporated into this agreement by reference;

	(b)	“Area of Mutual Interest” – “AMI” means all open crown lands which fall within the boundaries outlined red in Schedule “F” attached hereto;

	(c)	“Block A Farmout Lands” means those lands described under the relevant heading in Schedule A;

	(d)	“Block A-1 Option Lands” means those lands described under the relevant heading in Schedule A;

(e)	“Contract Depth” means the depths specified in Schedule E unless otherwise specifically agreed to by the parties;

(f)	“Effective Date” means October 12, 2006;

(g)	“Earning Block” means those lands pre-selected by Farmee to be earned under Commitment Well or Option Well earning provisions pursuant to the terms of this Agreement;

(h)	“Earning Well” means any Commitment Well or Option Well drilled pursuant to this Agreement;

(i)

“Farmout & Royalty Procedure” means the 1997 CAPL Farmout & Royalty Procedure, including the rates and elections as set forth in Schedule “C” attached hereto, which is incorporated into this agreement by reference;

(j)	“Farmout Lands” means the Block A Lands, Rights, Encumbrances and Title Documents as set forth in Schedule “A” attached hereto and so titled, excluding Coalbed Methane;

(k)	“Option Lands” means the Block A-1 Lands Rights, Encumbrances and Title Documents as set forth in Schedule “A” attached hereto and so titled, excluding Coalbed Methane;

(l)

“Operating Procedure” means the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure including the rates and elections as set forth in Schedule “B” attached hereto, which is incorporated into this Agreement by reference;

(m)	“Option Well(s)” means the First Option Well or any Subsequent Option Well drilled pursuant to Clause 6 of this Agreement;

(n)	“Participating Cost Interest” means in the case of the Regal 40%, in the case of Patch 20%, in the case of Park Place 20% and in the case of the Farmor Participant 20% unless otherwise specified;

(o)

"Petroleum Substances" means petroleum, natural gas, sulphur and every other mineral or substance, and the right to explore for, or an interest in which is granted pursuant to the Title Documents, insofar only as they pertain to the Farmout Lands;

(p)	“Pre-Farmout Working Interest” means the interest of Farmor Participant in the Farmout Lands prior to any earning under this Agreement;

(q)	“Commitment Well(s)” means the First Commitment Well or any additional Commitment Well/s, as the case may be, pursuant to Clause 4 of this Agreement;

2.	SCHEDULES

The following Schedules are attached hereto and made part of this Agreement:

	(a)	Schedule “A” which describes the Farmout Lands, Option Lands, Title Documents, Encumbrances and Pre-Farmout Working Interest;

	(b)	Schedule “B” which describes the rates and elections of the Operating Procedure;

	(c)	Schedule “C” which describes the rates and elections of the Farmout & Royalty Procedure;

	(d)	Schedule "D" which describes the well information requirements to be supplied by the Farmee to the Farmor Participant for a Commitment Well or an Option Well;

(e)	Schedule “E” which describes Contract Depth/s;

(f)	Schedule “F” which outlines an AMI in red surrounding each block of Farmout Lands;

3.	AREA OF MUTUAL INTEREST

An Area of Mutual Interest shall be established comprising all open crown lands which fall within the boundary outlined in red in Schedule F attached hereto.

If within two (2) years from the Effective Date of this Agreement any open crown lands become available for purchase at a Crown Sale within the Area of Mutual Interest (“new lands”), the parties hereto shall no later than Forty Eight (48) hours prior to the hour of such sale consult and attempt to agree on a price to be bid therefore. If agreement can be reached, Terra shall submit such bid for the account of and on behalf of the parties hereto and if new lands are acquired they shall be held by the parties as to their respective AMI Participating Interests. Farmee shall reimburse Terra for its proportionate share of the acquisition costs for such successful bid within forty-eight (48) hours of the posting of sale results.

If, after consultation, the parties cannot agree on a price to be bid for such new lands, then each party shall declare the price it is prepared to bid for the new lands to the other parties hereto and shall thereafter be free to submit a separate bid for such new lands for its own account. If however, a party acquires an interest in any new lands for a price which differs by more than five (5%) percent from the declared price it was prepared to pay for same, then the other party shall have the right, exercisable within five (5) days from the receipt of notice of acquisition, to acquire an interest in such new lands, as to its respective Participating Interest, by paying to the acquiring party its proportionate share of the acquisition costs.

In this Agreement the Participating Interests of the parties in the Area of Mutual Interest (“AMI Participating Interests”) shall be as follows:

Farmor Participant 52%

Farmee 48%

4.	COMMITMENT WELL/S

Block A Farmout Lands

(i)

On or before October 21, 2006, Farmee shall pre-select a 2 section Earning Block from the Block A Farmout Lands pursuant to Clause 5 hereof, Farmor Participant shall commence to drill a Commitment Well (“First Commitment Well”) at 3-36-80-18W6 subject only to surface access, rig availability and regulatory approval, and thereafter Farmee shall diligently and continuously pursue the drilling of the First Commitment Well to Contract Depth, log and test that well to the reasonable satisfaction of Farmor Participant for all zones reasonably prospective of containing petroleum substances in paying quantities, and then Farmee shall complete, cap or abandon same, all at Farmee’s participating cost, risk and expense.

(ii)

On or before October 31, 2006, Farmee shall pre-select a 2 section Earning Block from the remaining Block A Farmout Lands pursuant to Clause 5 hereof and at a pre-selected location mutually agreed upon (7-8-81-17W6) by the parties on such Earning Block Farmee shall commence to drill a Commitment Well (“Second Commitment Well”) subject only to surface access, rig availability and regulatory approval, and thereafter Farmee shall diligently and continuously pursue the drilling of the Second Commitment Well to Contract Depth, log and test that well to the reasonable satisfaction of Farmor Participant for all zones reasonably prospective of containing petroleum substances in paying quantities, and then Farmee shall complete, cap or abandon same, all at Farmee’s participating cost, risk and expense.

Information from the Commitment Wells will be provided to Farmor Participant on a current basis pursuant to Schedule “D” hereto.

5.	COMMITMENT WELL/S EARNING

Provided Farmee has fulfilled its obligations pursuant to Clause 4 hereof, and is not otherwise in default under this Agreement, Farmee shall have earned the following interests in the Commitment Well/s and Earning Block/s of the Farmout Lands, as the case may be, to the base of the deepest formation penetrated and evaluated as follows:

Block A Farmout Lands (Eight Mile)

First Commitment Well and Second Commitment Well drilled, completed, capped or abandoned on the Block A Farmout Lands, subject to Article 3.00 of the Farmout & Royalty Procedure:

(i)

80% Working Interest in the Commitment Well Spacing Unit, subject to the Overriding Royalty and the right of conversion in Article 6.00 of the Farmout & Royalty Procedure, which conversion shall automatically occur upon abandonment of any Commitment Well; and

(ii)	48% Working Interest in the balance of the section containing any Commitment Well;

and

(iii)

48% Working Interest in an additional pre-selected adjacent/contiguous Section of the Block A Farmout Lands and in the case of the 3-36-80-18 W6 well an additional pre-selected adjacent/contiguous Section of the Block A-1 Option Lands;

6.	OPTION WELL/S

Provided Farmee has fulfilled all of its obligations regarding the Commitment Wells under this Agreement and is not otherwise in default hereunder, Farmee shall have the option, exercisable by notifying the Farmor Participant in writing within 30 days of rig release of the Second Commitment Well, to either:

(a)

drill an Option Well to Contract Depth (“ First Option Well”) on a pre-selected Earning Block from the Block A-1 Option Lands pursuant to Clause 7 hereof and at a pre-selected location of Farmee’s choice on such Earning Block, or

	(b)	surrender any further right to earn an interest in the Farmout Lands and Option Lands.

In the event Farmee elects to drill a First Option Well, Farmee shall commence to drill such First Option Well for the recovery of petroleum substances within 60 days of its election, subject only to surface access, rig availability and regulatory approval, and thereafter Farmee shall diligently and continuously pursue the drilling of the First Option Well to Contract Depth, log and test that well to the reasonable satisfaction of Farmor Participant for all zones reasonably prospective of containing petroleum substances, and then Farmee shall complete, cap or abandon same, all at Farmee’s Participating Cost, risk and expense. Commencement of the drilling of the First Option Well may be delayed by mutual agreement between Farmor Participant and Farmee if the drilling of such well is determined to be in the best interests of Farmor Participant and Farmee to be delayed to coincide with pipeline installations in the area. In any event such First Option Well must be commenced prior to expiry of the applicable lands.

Farmor Participant’s Participating Cost Interest will be subject to the 1990 CAPL Operating Procedure.

Information from the First Option Well will be provided to Farmor Participant on a current basis pursuant to Schedule “D” hereto.

Farmee shall have the continuing right to elect to drill Subsequent Option Wells until such time that Farmee elects to surrender any further right to earn an interest in the Farmout Lands and Option Lands or there are no further unearned Farmout Lands and/or Option Lands on which to drill, whichever shall first occur. Notwithstanding, no further elections shall be made by Farmee after October 20, 2009.

If Farmee fails to make any election pursuant to this Clause 6, Farmee will be have been deemed to have surrendered its right to earn any further interest in the Farmout Lands and Option Lands.

7.	OPTION WELL/S EARNING

Provided Farmee has fulfilled its obligations pursuant to Clause 6 hereof, and is not otherwise in default under this Agreement, Farmee shall have earned the following interests in the First Option Well and pre-selected unearned Option Lands to the base of the deepest formation penetrated and evaluated as follows:

Block A-1 Option Lands

First Option Well drilled, completed, capped or abandoned on the Block A-1 Option Lands, subject to Article 3.00 of the Farmout & Royalty Procedure:

(i)

80% Working Interest in the First Option Well Spacing Unit, subject to the Overriding Royalty and the right of conversion in Article 6.00 of the Farmout & Royalty Procedure, which conversion shall automatically occur upon abandonment of any Option Well; and

(ii)	48% Working Interest in the balance of the section containing any Option Well;

and

(iii)	48% Working Interest in an additional pre-selected adjacent/contiguous Section of the Block A-1 Option Lands;

All terms and conditions herein, which apply to the First Option Well shall apply, mutatis mutandis to any Subsequent Option Well, by substituting “Subsequent Option Well”, as applicable for the First Option Well.

If Farmee fails to make any election pursuant to this Clause 6, Farmee will be have been deemed to have surrendered its right to earn any further interest in the Farmout Lands.

8.	EQUIPPING AND TIE IN

Notwithstanding anything to the contrary contained in this Agreement or any Schedule a part hereof, Farmor Participant shall have the right to serve notice to Farmee under the terms of Article 10 of the Operating Procedure, for the purposes of Equipping, including tie-in for the taking of production, any Earning Well drilled pursuant to this Agreement. In the event Farmee elects not to participate in such operation any production proceeds from the applicable Earning Well shall first be applied to the payout of the penalty associated with the Equipping and tie-in of such applicable Earning Well.

9.	OPERATOR

Following earning by Farmee in the Farmout Lands, Farmor Participant will be appointed the initial Operator under the Operating Procedure. Farmor Participant hereby accepts such appointment and agrees to assume the duties, obligations and rights of the Operator under the Operating Procedure.

10.	ASSIGNMENT PROCEDURE

(a)         The Assignment Procedure, which shall supersede any conflicting clause in the Operating Procedure, shall govern the procedure for contractual recognition with respect to all assignments of interest into this Agreement.

(b)         Notwithstanding Clause 2.02 of the Assignment Procedure, no provision of the Assignment Procedure shall be construed so as to make the Assignee responsible for any obligation or liability which has arisen or accrued prior to the Transfer Date as defined in the Assignment Procedure.

11.	RESTRICTION ON ADDITIONAL DRILLING DURING EARNING PHASE

Except as expressly provided for in Clause 8 hereof, no Party to this Agreement may propose the drilling of a joint well or other joint operations on any earned Farmout Lands until such time as the Farmee’s right to earn an interest has been completely fulfilled or terminated.

12.	NO ASSIGNMENT PRIOR TO EARNING

Farmee shall not assign all or any portion of its interest prior to earning pursuant to this Agreement unless the Farmor Participant’s prior written consent is obtained. Such consent not to be unreasonably withheld.

13.	GOODS AND SERVICES TAX

(a)          Effective as of the Effective Date, the parties to this Agreement hereby elect jointly to have the Operator or any successor to the initial Operator, account for GST in the course of any joint venture activity attributable to the electing participants and parties to this Agreement pursuant to subsection 273 (1) of the Excise Tax Act.

(b)           For the purposes of subsection 273 (1) of the Excise Tax Act, this Agreement covers any marketing arrangements between the Operator and the other parties, wherein the Operator agrees to market product on behalf of such other parties.

14.	MISCELLANEOUS

	(a)	Supersedes

This Agreement supersedes and replaces all previous agreements, memoranda or correspondence, whether written or oral among the parties with respect to the subject matter of this Agreement.

	(b)	Entire Agreement

The terms of this Agreement express and constitute the entire agreement amongst the parties and no implied covenants or liability of any kind on the part of the parties is created or shall arise by reason of anything contained in this Agreement.

	(c)	Parties to do All Further Acts

The parties hereto shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order fully to perform and carry out the terms of this Agreement.

	(d)	Conflicts

In the event of any conflict or inconsistency between the provisions of this Agreement and the Title Documents, the provisions of the Title Documents shall prevail.

In the case of any conflict or inconsistency between this Agreement and any of the Schedules attached hereto, this Agreement shall prevail. In the case of any conflict or inconsistency between the Farmout and Royalty Procedure and the Operating Procedure, the Farmout & Royalty Procedure shall prevail.

	(e)	Headings

The headings of the clauses of this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction thereof.

	(f)	Number and Gender

Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning plural or feminine or body politic or corporate and vice versa where the context so requires, and the expression "person" shall refer to a body corporate and to a governmental body, agency or department as well as to a natural person.

	(g)	Royalty Application

If any well on the Farmout Lands is completed for the taking of production, the Operator shall be responsible for making timely application, on behalf of the parties, for any royalty holiday or abatement that may be applicable to operations hereunder.

	(h)	Governing Law

This Agreement shall, in all respects, be subject to and be interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and applicable laws of Canada and shall, in all respects, be treated as a contract made in the Province of Alberta. Each Party irrevocably attorns and submits to the exclusive jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom in respect of all matters arising out of or in connection with this Agreement.

15. COUNTERPART EXECUTION

This Agreement may be executed in as many counterparts as are necessary, no one copy of which need be executed by both Parties. A valid and binding contract shall arise if and when all execution pages have been executed and delivered by all Parties.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out above.

TERRA ENERGY CORP.

Per: /s/ T.A. (Tim) Blair

Per: Vice President, Land

REGAL ENERGY LTD.

Per: /s/ Greg Glenn

Per: Land Manager

PATCH ENERGY INC.

Per: /s/ John Thornton

Per: President and CEO

PARK PLACE ENERGY INC.

Per: /s/ David Stadnyk

Per: President and CEO

SCHEDULE “A”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

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FARMOUT LANDS
Block A Eight Mile	Farmout Lands:
Farmor
Title Documents	Farmout Lands	Encumbrances	Participant’s
Pre-Farmout
Interest
Crown Lease No.	80-18 W6M: Sec 36	Crown LOR	Terra 95%
57548
81-17 W6M: Secs 7, 8 & 9
Expiry Oct 21,	ALL PNG To Base Artex-
2006	Halfway-Doig

OPTION LANDS
Block A-1 Eight Mile	Option Lands:
Farmor
Title Documents	Farmout Lands	Encumbrances	Participant’s
Pre-Farmout
Interest

Crown Drilling	81-17 W6M: 27-29, 31-34	Crown LOR	100%
Licence No. 55222	ALL PNG Excluding P&NG
in Montney
Expiry March 24,
2007

Farmor
Title Documents	Farmout Lands	Encumbrances	Participant’s
Pre-Farmout
Interest

Crown Lease No.	80-17 W6M: 30	Crown LOR	100%
57587	PNG From Base
Charlie_Lake_A to Bsmt
Expiry January 18,	Excluding P&NG in Montney
2011

Crown Drilling	80-18 W6M: 25	Crown LOR	100%
Licence No. 57744	ALL PNG To Base
Montney_Excluding_Basal_
Expiry February	Lag Excluding P&NG in
21, 2011	Montney

Crown Lease No.	80-18 W6M: 35	Crown LOR	100%
57745	ALL PNG To Base

	Montney_Excluding_Basal_
Expiry February	Lag Excluding P&NG in
21, 2011	Montney

Crown Drilling	81-17 W6M: 5, 6	Crown LOR	100%
Licence No. 56799	ALL PNG Excluding P&NG
	in Montney
Expiry July 20,
2008

Crown Lease No.	81-18 W6M: 1	Crown LOR	100%
51256	ALL PNG To Base Artex-
	Halfway-Doig
Expiry October 21,
2006

Crown Lease No.	81-18 W6M: 2	Crown LOR	100%
57591	ALL PNG From Base
	Montney
Expiry January 18,
2011

Crown Drilling	81-18 W6M: 11, 14, 15	Crown LOR	100%
Licence No. 56800	ALL PNG To Base Montney-
	Belloy-Taylor_Flat Excluding
Expiry July 21,	P&NG in Montney
2008

SCHEDULE “B”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

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1990 CAPL OPERATING PROCEDURE

I.	Operator (201) Drilling, Completion and Abandonment - Farmee.
Equipping and Production – Farmor Participant.
II.	Insurance (Clause 311): A
III.	Marketing Fee (Clause 604): A
IV.	Casing Point Election (Clause 903): A

V.	Penalty for Independent Operations (Clause 1007):
Development Wells: 300%
Exploratory Wells: 500%

VI.	Exception to Clause 1007 (Clause 1010 (a) (iv)): 180 days
VII.	Disposition of Interests (Clause 2401): A
VIII.	Recognition upon Assignment (Clause 2404): Replaced by the 1993 CAPL Assignment Procedure

1996	PASC ACCOUNTING PROCEDURE
105.	Operating Fund: 10%

110.	Approvals (Clause 110): 2 or more parties; 65%

112.	Expenditure Limitations:
(a) in excess of $25,000
(c) in excess of $25,000

202.	Employee Benefits:
(b) not to exceed 22%, 2nd level Supervisor and Technical Employee shall not

213.	Camp and Housing:
(b) shall not

216.	Warehouse Handling:
2.5%, $5,000, 5%

221.	Allocation Options: N/A

302.	Overhead Rates:

	(a)	Exploration Project:
		(1)	five percent (5%); of the first fifty thousand dollars ($50,000) of Cost, plus
		(2)	three percent (3%); of the next one hundred thousand dollars ($100,000) of Cost, plus
		(3)	one percent (1%) of the Cost exceeding (1) and (2) above

	(b)	Drilling of a well:
		(1)	three percent (3%); of the first fifty thousand dollars ($50,000) of Cost, plus
		(2)	two percent (2%); of the next one hundred thousand dollars ($100,000) of Cost, plus
		(3)	one percent (1%) of the Cost exceeding (1) and (2) above

	(c)	Initial Construction:
		(1)	five percent (5%); of the first fifty thousand dollars ($50,000) of Cost, plus
		(2)	three percent (3%); of the next one hundred thousand dollars ($100,000) of Cost, plus
		(3)	one percent (1%) of the Cost exceeding (1) and (2) above

SCHEDULE “B” Cont’d

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

P 2 OF 2

(d)		Construction Project:
	(1)	five percent (5%); of the first fifty thousand dollars ($50,000) of Cost, plus
	(2)	three percent (3%); of the next one hundred thousand dollars ($100,000) of Cost, plus
	(3)	one percent (1%) of the Cost exceeding (1) and (2) above

(e)		Operation and Maintenance:
	(1)	percent (_______%) of cost; and/or
(2)		$250.00 per producing well per month
(3)		dollars ($______________)
Subclause 302(e) (1) and 302(e) (3) hereof shall not...

406.	Dispositions: $25,000
501.	Periodic Inventory: Two (2) year intervals

SCHEDULE “C”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

P 1 of 2

1997 CAPL FARMOUT & ROYALTY PROCEDURE

1.	EFFECTIVE DATE (Subclause 1.01 (f))
October 12, 2006

2.	PAYOUT (Subclause 1.01(t))
Alternate “A”
Note: Conversion applies to Wells drilled on Block A Farmout Lands and Block A-1 Option Lands.

3.	INCORPORATION OF CLAUSES FROM 1990 CAPL OPERATING PROCEDURE (Clause 1.02)
(i) Insurance - Clause 311: Alternate A
(ii) Addresses for Notices – Clause 2202 – Modify the reference to this Clause in Clause

1.02 by replacing the sentence following the Clause title with the following: The Parties’ addresses for service are:

Farmor Participant: Terra Energy Corp.	Farmee: Regal Energy Ltd.
970, 333 – 7th Avenue S.W.,	Suite 1520, 734 – 7th Avenue S.W.
Calgary, Alberta T2P 2Z1	Calgary, Alberta T2P 3P3
Attention: V.P. Land	Attention: President

Farmee: Patch Energy Inc.	Farmee: Park Place Energy Inc.
1220 – 660 Burrard Street	1220 – 660 Burrard Street
Vancouver, BC V6C 2X8	Vancouver, BC V6C 2X8
Attention: David Clark, CFO.	Attention: David Clark, CFO.

4.	OPTION WELLS (Article 4.00)
This optional Article will apply herein.

5.	OVERRIDING ROYALTY (Article 5.00)
This optional Article will apply herein.

6.	QUANTIFICATION OF OVERRIDING ROYALTY (Clause 5.01)
(a) for crude oil, Alternate 2 will apply
Alternate 1: % of gross monthly production; or
Alternate 2: 23.8365 (divisor); not less than 5% and not more than 12% in Block A
Farmout Lands and Block A-1 Option Lands

(b) for all other Petroleum Substances, Alternate 1 will apply
Alternate 1: 12% of gross monthly production in Block A Farmout Lands and Block A-1
Option Lands; or
Alternate 2:
(i) if not taken in kind % of gross monthly production; or
(ii) if taken in kind______% of gross monthly production

SCHEDULE “C” (Cont’d)

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

P 2 of 2

7.	ROYALTY PAYOR’S ALLOWED DEDUCTIONS IF OVERRIDING ROYALTY NOT TAKEN IN KIND (Clause 5.04)
Alternate 1 and 2 (deductions shall not exceed 50%).

8.	CONVERSION OF OVERRIDING ROYALTY (Article 6.00)
This optional Article will apply

9.	OPERATIONS AT CONVERSION (Clause 6.04) – N/A

If Article 6.00 applies, conversion will be to 32% Working Interest in Block A Farmout Lands and Block A-1 Option Lands.

10.	AREA OF MUTUAL INTEREST (Article 8.00)
This optional Article will not apply.

11.	LAND MAINTENANCE COSTS (Clause 11.02)
This optional Clause 11.02 will not apply herein.

SCHEDULE “D”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

INFORMATION REQUIRED BEFORE DRILLING	COPIES REQUIRED

Spud Notice (24 hours)
Geological Prognosis/Survey Plat	1
Drilling & Testing Program	1
Well Cost Estimate	1
Application for Well License/Well License	1
Surface Lease/MSL-LOC	1

INFORMATION REQUIRED DURING DRILLING

GAS DETECTOR LOG (if run)
Daily Drilling & Geological Reports (Faxed by 9:00 a.m.)
Prelim Core Description & Fluid Analysis	1
Field Sample Description and Mud Logs	1
Field Prints of all Logs (Sent directly to noted Geologist)	1
DST Reports and Access to Charts	1
Completion or Abandonment Reports (24 hours)	1
Samples – Bags, Vials – REQUESTED

INFORMATION REQUIRED AFTER DRILLING

GEOLOGY REPORT
Application to Abandon (WR)	1
New Well Reports (WR)	1
Production Test Data	1
Final Prints of Logs	1
Final Analysis: Core, Oil, Gas and Water	1
DST Reports and Charts	1
Core and/or Sample Descriptions	1
Consultant Post Drilling/Completion Report	1

24 HOUR EMERGENCY CONTACTS:
Geologist:                    Craig Smith (Bus) 699-7677 (Res) 274-0782 (Cell) 651-4745
Engineering:                Tim Beatty (Bus) 699-7752 (Res) 932-7597 (Cell) 651-0528

DAILY WELL REPORTS CAN BE FAXED TO 403-693-8700 (Prior to 9:00 a.m.)
E-MAIL IF AVAILABLE MAIL ALL OTHER CORRESPONDENCE TO:

Phone: Damira Khouzina
Fax:      693-8700
E-mail: dkhouzina@terraenergy.ca

Terra Energy Corp.
970, 333 7th Aveneue SW
Calgary, AB T2P 2Z1
Attention: Land Department

SCHEDULE “E”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

Contract Depths

Commitment Wells:

Block A Farmout Lands (Eight Mile)

3-36-80-18W6M                   2000 m TD

3-8-81-18W6M                      2000 m TD

Option Wells:

Block A-1 Option Lands (Eight Mile)

Approx. 2000 m TD

SCHEDULE “F”

Attached to and forming part of that certain Farmout, Participation and Option Agreement dated
October 12, 2006 between Terra Energy Corp., as Farmor Participant, and Regal Energy Ltd.,
Patch Energy Inc. and Park Place Energy Inc. as Farmee

32907
5,10 or 21 Yr Lse
STORMEXP (100.00)
P&NG from SURF to base of KISK-GOL
5,10 or 21 Yr Lse
STORMEXP (100.00)
P&NG from SURF to base of KISK-GOL
Excluded
Section
58153
Drilling License
SSKTN AS (100.00)
P&NG from SURF to BSMT
Terra Energy
Eight Mile Area AMI